UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace
Staten Island, New York		10303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                                    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 1, 2006, the Board of Directors of K-Sea General Partner GP LLC, a Delaware limited partnership (“GP LLC”) and general partner of K-Sea General Partner L.P., a Delaware limited partnership (the “General Partner”) and the general partner of K-Sea Transportation Partners L.P., a Delaware limited partnership (the “Partnership”), amended and restated the partnership agreement of the Partnership to:

•                                          provide that the Partnership’s general partner interest will be evidenced by general partner units (202,447 as of May 1, 2006, which represents a 2% general partner interest in the Partnership);

•                                          provide for non-mandatory contributions by the General Partner to the Partnership upon the issuance of additional limited partner interests (previously the General Partner was required to make a 2% contribution to the Partnership when the Partnership issued new limited partner interests);

•                                          delete provisions relating to the Partnership’s former indebtedness that was guaranteed by the Maritime Administration of the U.S. Department of Transportation pursuant to Title XI of the Merchant Marine Act of 1936; and

•                                          make certain other changes (including conforming changes related to the prior three bullet points and removing provisions and/or modifying language that was no longer relevant due to the passage of time).

The amended and restated partnership agreement became effective immediately upon its adoption by the Board of Directors of GP LLC. A copy of the amended and restated partnership agreement has been included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A comparison of the amended provisions of the partnership agreement to such provisions from the former partnership agreement has been included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

The following exhibits are filed herewith:

3.1           Third Amended and Restated Agreement of Limited Partnership of K-Sea Transportation Partners L.P. (including specimen unit certificate for the common units).

3.2           Comparison of certain amended provisions from the Third Amended and Restated Agreement of Limited Partnership of K-Sea Transportation Partners L.P. to the respective provisions from the former partnership agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP
LLC, its general partner

Date: May 5, 2006		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer